Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of C&D Technologies, Inc. ("C&D"), that, to his knowledge, the Annual Report of C&D on Form 10-K for the period ended January 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of C&D.



Date:  April 18, 2003                        /s/ Stephen E. Markert, Jr.
       --------------                        -----------------------------------
                                             Stephen E. Markert, Jr.
                                             Vice President Finance
                                             (Principal Financial and
                                             Accounting Officer)


     A signed original of this certification required by Section 906 has been provided to C&D Technologies, Inc. and will be retained by C&D Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.